UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07143

T. Rowe Price Equity Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Item 1. Report to Shareholders

New America Growth Portfolio	June 30, 2018

T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO

HIGHLIGHTS

■	The New America Growth Portfolio returned 10.27% in the six months ended June 30, 2018. The portfolio outperformed its benchmark, the Russell 1000 Growth Index, and its Lipper peer group.

■	Stock selection in the consumer discretionary, industrials and business services, and health care sectors contributed to relative performance.

■	We believe that generating outperformance will depend more on stock selection than on industry allocation decisions.

■	While we remain somewhat cautious about near-term market performance, we believe that the longer-term prospects for the growth stocks in your portfolio remain favorable.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Investor

U.S. stocks recorded decent gains in the first half of 2018, but unlike last year, investors had to absorb some bumps along the way. In February, volatility spiked and the S&P 500 Index briefly tumbled over 10% from its highs, putting it in correction territory. The major U.S. benchmarks recovered their losses in the spring, eventually bringing the technology-focused Nasdaq Composite Index and the smaller-cap indexes to new highs. Volatility stayed somewhat elevated, however, and many investors clearly remained anxious as the first half of your fund’s fiscal year ended.

Solid corporate and economic fundamentals initially seemed to promise that 2017’s strong stock market momentum might carry forward into 2018. Continued global synchronized growth led to strong profits for many multinationals. In the U.S., earnings for the S&P 500 rose by nearly 25% in the first quarter versus a year before, according to FactSet—the best performance since the recovery from the financial crisis. Profit growth also picked up in Europe, Japan, and emerging markets, even as growth in many international economies cooled a bit.

Inflation fears presented the first obstacle to the markets in February, however. Stocks tumbled on news that hourly wages had jumped in January, sparking fears that the Federal Reserve would pick up its pace of interest rate increases in order to head off inflation. Wage growth moderated in the following months, but a series of strong economic reports raised growth expectations and sent long-term interest rates to multiyear peaks by May. Investors also worried that the massive U.S. fiscal stimulus from December’s tax cuts and March’s spending bill might overheat the economy, though interest rates fell back in late May and June as Fed officials stressed their intention to move slowly in tightening monetary policy.

Trade tensions soon emerged as a second impediment for the markets. The Trump administration began implementing a more populist trade stance in March, announcing tariffs on steel and aluminum imports, threatening to withdraw from the North American Free Trade Agreement (NAFTA), and later raising the possibility of taxing auto imports. The administration also announced a steady escalation in possible tariffs on Chinese goods, eventually targeting a list of $200 billion in Chinese imports. China and other U.S. trading partners vowed to retaliate proportionately.

Investors initially seemed willing to dismiss the tit-for-tat threats as negotiating tactics, but evidence eventually emerged that even the prospect of tariffs was impacting corporate strategies and profit outlooks. Stocks slumped on June 21, after German automaker Daimler lowered its earnings guidance due to possible tariff increases on SUVs it manufactures in the U.S. and sells in China. A few days later, Harley-Davidson revealed that it was planning to move some of its motorcycle production to Europe to avoid retaliatory tariffs recently announced by the European Union.

Boeing, Caterpillar, and other leading exporters suffered declines as trade tensions worsened, but small-caps, which typically have far less international exposure, fared much better than large-caps in the first half of the year. Growth shares continued to outperform value shares despite the strong performance of energy stocks, which benefited from a rise in oil prices to multiyear highs. Stocks in overseas markets reacted particularly poorly to growing trade fears and fell for the period. A decline in many currencies relative to the dollar also weighed on international bond and stock returns for U.S. investors.

Meanwhile, technology shares continued to dominate, with much of the market’s overall gain to date in 2018 concentrated in a handful of mega-cap companies able to leverage dominant Internet platforms. Data breaches and concerns about the growing power of these firms resulted in calls for government intervention in early 2018. For now, however, the threat of increased regulation seems a longer-term one that appears minor in comparison to the powerful fundamental strength of these companies.

T. Rowe Price’s global team of industry experts is monitoring the possible impact of tariffs and other challenges on a wide range of companies—from the global tech titans to small, domestic firms that get little analyst coverage on Wall Street. While the rest of 2018 may bring further surprises, you can rest assured that your portfolio manager is drawing on a wide range of insights in seeking to provide shareholders with superior returns while minimizing the impact of unforeseen political events or other pitfalls.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.

FUND COMMENTARY

How did the fund perform in the past six months?

The New America Growth Portfolio returned 10.27% in the six-month period ended June 30, 2018. The portfolio outperformed its benchmark, the Russell 1000 Growth Index, and the Lipper Variable Annuity Underlying Multi-Cap Growth Funds Average. (Past performance cannot guarantee future results.)

Effective March 1, 2018, the performance benchmark of the New America Growth Portfolio changed to the Russell 1000 Growth Index from the S&P 500 Index. We made the change because we believe that the Russell 1000 Growth Index is a more appropriate style-specific benchmark that better aligns with our growth-focused investment style than the S&P 500 Index.

What factors influenced the fund’s performance?

We outperformed our benchmark primarily due to stock selection. Security selection was strongest in the consumer discretionary, industrials and business services, and health care sectors. Overall, the portfolio also benefited from sector allocation decisions. However, overweight allocations to financials and real estate detracted.

Most of the portfolio’s best contributors for the year were among our top holdings as shown in the Twenty-Five Largest Holdings table on page 4. Amazon.com (our largest individual stock holding at 7.4% of the portfolio) and Netflix generated strong absolute and relative performance contributions. Amazon surged on better-than-expected holiday sales and gains in the Amazon Web Services segment. In addition to its dominant e-commerce and cloud computing businesses, both of which we still believe offer substantial growth opportunities, the company continues to invest in other business segments, including devices, video, and advertising. These initiatives bode well for future growth and enhance the company’s prospects for the long term. Netflix’s share price more than doubled in the first half of 2018 on positive revenue and earnings results driven by subscriber additions that were well ahead of guidance and consensus expectations. We expect that Netflix will continue to improve the customer viewing experience and its competitive positioning and that it will benefit from negotiating leverage with content providers. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The performance contributions from Amazon and Netflix were closely followed by the strong absolute returns from our information technology holdings Microsoft, Intuit, and Salesforce.com in the software segment; MasterCard and Visa in the IT services industry; and Facebook and Alibaba Group Holding among Internet software and services. At the end of the period, our top 10 holdings represented 38.1% of the portfolio, which is a testament to our willingness to back our best investment ideas with conviction.

The portfolio’s relative performance benefited from strong stock selection in the industrials and business services sector. Our modest positive results in the sector, led by a double-digit gain in our large position in Boeing, were better than the negative returns for the industrials sector holdings in the benchmark. Our significant underweight allocation to the consumer staples sector, which posted losses for the portfolio and the benchmark, generated a solid relative performance contribution in the first half of the year.

During the last six months, stock selection in the health care sector was a strong relative performance contributor. While we generated good gains in health care providers such as HCA Healthcare and UnitedHealth Group, we eliminated several poor-performing biotechnology holdings and those where we had lost conviction in their longer-term growth prospects, including Vertex Pharmaceuticals, Puma Biotechnology, Incyte, Grifols, and Alnylam Pharmaceuticals.

How is the fund positioned?

While we attempt to maintain broad industry diversification within the portfolio, we continue to find our best growth ideas in the information technology, consumer discretionary, and industrials and business services sectors. In the past six months, we maintained our overweight allocation in the tech sector, which contributed to relative performance. Although we like the growth characteristics for select health companies, our biggest sector allocation shift was reducing health care to an underweight allocation. We took profits in several holdings and, as mentioned earlier, sold biotech companies where we lost our longer-term conviction in their growth attributes.

Although Boeing generated the lion’s share of gains in the industrials and business services sector for the past six months, we established a substantial position in Northrop Grumman and a smaller position in Textron in the aerospace and defense segment. We also initiated a position in global security products manufacturer Allegion and added to our position in Fortune Brands Home & Security. Each of these companies offers solid growth prospects and was attractively priced.

We increased our overweight allocation to the financials sector. We established several new capital markets holdings, including Charles Schwab, Raymond James Financial, and MarketAxess, which posted modestly positive returns. However, our financial holdings detracted from relative returns.

The greatest challenge we face in this market environment is valuation. Simply put, there are fewer companies that offer attractive risk/reward characteristics that we believe will be good holdings for a one- to two-year period. As we have said in prior shareholder letters, we think that there will be relatively fewer long-term winners in the “new economy” and, therefore, rigorous research and careful stock selection will be imperative for generating long-term outperformance.

What is portfolio management’s outlook?

As we enter the second half of 2018, your portfolio’s focus on downside risk has intensified for several reasons:

(1) Threat of trade war. We increasingly believe that a trade war with China is going to happen, is going to be material, and could last a long time. When it comes to President Donald Trump’s “America First” philosophy, his message has not wavered. Trump believes that China’s “economic miracle” over the last 25 years has been a byproduct of unfair trade practices and theft of intellectual property. We don’t think he will be content to moderately decrease the trade imbalance between China and the U.S. Rather, we think his true intention is to contain the rise of China. It is impossible to know exactly how things will unfold, but we think that an outright trade war will be negative for growth, will hurt profit margins, and could intensify budding inflationary pressures. Due to these concerns, your portfolio is generally underweight companies that have significant exposure to the Chinese mainland and to global trade.

(2) Peaking earnings per share growth. As the “sugar high” of tax reform wears off, it is likely that year-over-year earnings growth will decelerate meaningfully over the next several quarters. In general, decelerating earnings growth is a headwind for stocks. We have tried to invest in companies that are relatively immune from this trend.

(3) Breakdown of global synchronized growth. The period of 2017 into early 2018 was a remarkable one in which economic activity accelerated in almost every region of the world. More recently, this has begun to break down as growth falters in some regions. Your portfolio is generally underweight stocks that have historically demonstrated sensitivity to decelerating industrial production, such as cyclical industrial companies.

To date, the U.S. market has been very resilient in the face of these growing risks, even as other equity markets have begun to break down. We have been taking advantage of the continued relative strength in the U.S. to reduce the portfolio’s aggregate risk profile while remaining true to its underlying growth mandate.

We will continue to rely on our fundamental research and bottom-up stock selection process. The portfolio remains anchored in durable growth companies—those with the ability to increase revenues and earnings regardless of the global economic environment. We believe that, over the longer term, strong risk-adjusted returns most often arise from owning companies that are at the forefront of innovation and riding powerful, durable trends.

As always, we will continue to work diligently on your behalf. Thank you for your continued support and your confidence in T. Rowe Price.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF STOCK INVESTING

The portfolio’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

RISKS OF GROWTH INVESTING

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

BENCHMARK INFORMATION

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 6/30/18	Year Ended 12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE						
Beginning of period	$ 28.53	$ 23.51	$ 24.41	$ 24.90	$ 26.57	$ 22.67
Investment activities						
Net investment income (loss)[(1)]	0.02	0.04	0.01	(0.05)	(0.02)	(0.02)
Net realized and unrealized gain / loss	2.91	8.07	0.32	2.20	2.40	8.53
Total from investment activities	2.93	8.11	0.33	2.15	2.38	8.51
Distributions						
Net investment income	-	(0.03)	(0.01)	-	-	-
Net realized gain	-	(3.06)	(1.22)	(2.64)	(4.05)	(4.61)
Total distributions	-	(3.09)	(1.23)	(2.64)	(4.05)	(4.61)
NET ASSET VALUE						
End of period	**$ 31.46**	**$ 28.53**	**$ 23.51**	**$ 24.41**	**$ 24.90**	**$ 26.57**

Ratios/Supplemental Data

	6 Months Ended 6/30/18	Year Ended 12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Total return[(2)]	**10.27%**	**34.43%**	**1.31%**	**8.60%**	**9.33%**	**38.01%**
Ratio of total expenses to average net assets	0.85%[(3)]	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	0.11%[(3)]	0.13%	0.05%	(0.20)%	(0.08)%	(0.08)%
Portfolio turnover rate	36.2%	83.4%	102.0%	85.3%	79.1%	100.2%
Net assets, end of period (in thousands)	$ 247,843	$ 229,024	$ 172,614	$ 184,226	$ 183,234	$ 184,238

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $174,568)	$	249,879
Receivable for shares sold		184
Receivable for investment securities sold		143
Dividends receivable		56
Other assets		3
Total assets		250,265
Liabilities		
Payable for investment securities purchased		2,047
Investment management and administrative fees payable		215
Payable for shares redeemed		160
Total liabilities		2,422
NET ASSETS	**$**	**247,843**
Net Assets Consist of:		
Undistributed net investment income	$	184
Accumulated undistributed net realized gain		19,230
Net unrealized gain		75,311
Paid-in capital applicable to 7,878,999 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		153,118
NET ASSETS	**$**	**247,843**
NET ASSET VALUE PER SHARE	**$**	**31.46**

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS

($000s)

	6 Months Ended 6/30/18	Year Ended 12/31/17
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 137	$ 256
Net realized gain	16,810	22,739
Change in net unrealized gain / loss	6,399	34,819
Increase in net assets from operations	23,346	57,814
Distributions to shareholders		
Net investment income	-	(218)
Net realized gain	-	(22,208)
Decrease in net assets from distributions	-	(22,426)
Capital share transactions*		
Shares sold	20,359	32,737
Distributions reinvested	-	22,426
Shares redeemed	(24,886)	(34,141)
Increase (decrease) in net assets from capital share transactions	(4,527)	21,022
Net Assets		
Increase during period	18,819	56,410
Beginning of period	229,024	172,614
End of period	**$ 247,843**	**$ 229,024**
Undistributed net investment income	184	47
*Share information		
Shares sold	667	1,155
Distributions reinvested	-	782
Shares redeemed	(816)	(1,250)
Increase (decrease) in shares outstanding	(149)	687

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The New America Growth Portfolio (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 - quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 - inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 - unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2018 (for further detail by category, please refer to the accompanying Portfolio of Investments):

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2018.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2018. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $84,516,000 and $91,863,000, respectively, for the six months ended June 30, 2018.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2018, the cost of investments for federal income tax purposes was $175,449,000. Net unrealized gain aggregated $74,430,000 at period-end, of which $78,634,000 related to appreciated investments and $4,204,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.85% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and other non-recurring expenses permitted by the investment management agreement are paid directly by the fund.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2018, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of June 30, 2018.

NOTE 6 - SUBSEQUENT EVENT

Effective July 1, 2018, the fund’s all-inclusive annual fee for investment management and administrative services was reduced from 0.85% to 0.80% of average daily net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 5–6, 2018 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2017, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays the Advisor a single fee, or all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Advisor to pay all of the fund’s ordinary, recurring operating expenses except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. The Advisor has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for the investors in these funds, and has historically sought to set the initial all-inclusive fee rate at levels below the expense ratios of comparable funds to take into account the potential future economies of scale. Because the fund serves as an underlying option to variable annuity products, the all-inclusive fee structure is utilized to create certainty for the annuity providers’ overall pricing decisions and disclosures. Assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds (including the fund). Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because the primary investment resources utilized to manage the fund are shared with other actively managed funds. The Board concluded that, based on the profitability data it reviewed and consistent with this all-inclusive management fee structure, the advisory fee structure for the fund continued to be appropriate.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate, and total expenses (all of which generally reflect the all-inclusive management fee rate and do not deduct the operating expenses paid by the Advisor as part of the overall management fee) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the fifth quintile (Expense Group), the fund’s actual management fee rate ranked in the fifth quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the fifth quintile (Expense Group and Expense Universe).

The Board requested additional information from management with respect to the fund’s relative management fees and total expenses ranking in the fifth quintile and reviewed and considered the information provided relating to the fund, other funds in the peer groups, and other factors that the Board determined to be relevant.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 16, 2018